UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 4, 2019 (February 27, 2019)

TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693
(Address of principal executive offices, including Zip Code)

(952) 745-2760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Thomas F. Jasper’s resignation from his position as Vice Chairman, Chief Operating Officer, and a Director on the Board of TCF Financial Corporation (“TCF”) on February 1, 2019, TCF and Mr. Jasper entered into a Separation and Release Agreement effective as of February 27, 2019 (the “Agreement”).

Pursuant to the Agreement, upon expiration of the rescission period provided under the Agreement, Mr. Jasper will receive a cash payment of (i) $1,399,592 in consideration for a general release of claims, and (ii) $840,000 in satisfaction of amounts due for past performance pursuant to the 2018 Management Incentive Plan - Executive Awards, in each case less applicable taxes and deductions. If prior to January 30, 2020, TCF consummates a Change in Control (as defined in the Agreement), Mr. Jasper will be entitled to an additional payment of $1,530,608.

In addition to already vested rights under TCF’s benefits and compensation plans, Mr. Jasper will be provided continued health and insurance benefit coverage until August 31, 2020 or until Mr. Jasper secures similar coverage with another employer, whichever is earlier. The Agreement also includes restrictive covenants regarding non-disparagement, non-disclosure, non-competition and non-solicitation of employees, as well as other terms and conditions customary for similar agreements.

The foregoing does not purport to be a complete summary of the terms of the Agreement and is qualified by reference to the full text of the Agreement, which is provided as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.1	Separation and Release Agreement, dated February 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, Chairman, President and Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  March 4, 2019